UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2013

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

Debentures Issuance

On January 10, 2013, The Allstate Corporation (the “Registrant”) completed a public offering of $500,000,000 aggregate principal amount of its 5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053 (the “Debentures”).  The terms of the Debentures are set forth in the Subordinated Indenture, dated as of November 25, 1996 (the “Subordinated Indenture”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of June 12, 2000 (the “Fourth Supplemental Indenture”), and as supplemented and further amended by the Seventh Supplemental Indenture, dated as of January 10, 2013 (the “Seventh Supplemental Indenture” and together with the Subordinated Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee (as successor in interest to State Street Bank and Trust Company) (the “Trustee”).

The foregoing descriptions of the Indenture and the Debentures are qualified in their entirety by reference to the terms of such documents, which are filed hereto as Exhibits 4.1 through 4.5, and incorporated by reference herein.

On January 10, 2013, Willkie Farr & Gallagher LLP, special counsel to the Registrant, issued (i) an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Debentures and (ii) an opinion and consent (attached hereto as Exhibits 8.1 and 23.2, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters in connection with the Debentures.

Change to Covered Debt under the Replacement Capital Covenants

The Registrant originally entered into a Series A Replacement Capital Covenant (the “Series A Replacement Capital Covenant”) and a Series B Replacement Capital Covenant (the “Series B Replacement Capital Covenant” and together with the Series A Replacement Capital Covenant, the “Original Replacement Capital Covenants”), each dated May 10, 2007 in connection with the issuance of its 6.50% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Series A Junior Subordinated Debentures”) and the 6.125% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Series B Junior Subordinated Debentures” and together with the Series A Junior Subordinated Debentures, the “Junior Subordinated Debentures”).  The Original Replacement Capital Covenants run in favor of and are for the benefit of the holders (or beneficial owners holding through a participant in a clearing agency) of the “covered debt.”

Pursuant to the terms of the Registrant’s outstanding Original Replacement Capital Covenants and subject to compliance therewith, the Debentures, as of their issuance on January 10, 2013, are “covered debt” under each Original Replacement Capital Covenant and the “initial covered debt,” which consisted of the Registrant’s 6.9% Senior Debentures due 2038 (CUSIP: 020002AJ0), is no longer “covered debt” under the Original Replacement Capital Covenants.

The Original Replacement Capital Covenants, in the forms they were executed, are filed hereto as Exhibits 4.6 and 4.7 and are incorporated by reference herein.  The Original Replacement Capital Covenants have now been terminated as described below.

Termination of the Original Replacement Capital Covenants

The holders of the Debentures, as the holders of the “covered debt” under the Original Replacement Capital Covenants, have irrevocably consented to the termination of the Original Replacement Capital Covenants through the Termination of Replacement Capital Covenants, dated January 10, 2013 (the “Termination of Replacement Capital Covenants”).

The Termination of the Replacement Capital Covenants is filed hereto as Exhibit 4.8 and is incorporated by reference herein.

New Replacement Capital Covenants

The Registrant has entered into the Second Series A Replacement Capital Covenant (the “Second Series A Replacement Capital Covenant”) and the Second Series B Replacement Capital Covenant (the “Second Series B Replacement Capital Covenant” and together with the Second Series A Replacement Capital Covenant, the “New Replacement Capital Covenants”), dated January 10, 2013, for the initial benefit of the holders of the Registrant’s 6.75% Senior Debentures, due 2018 (CUSIP: 020002AH4) (the “2018 Senior Debentures”), in connection with the Series A Junior Subordinated Debentures and the Series B Junior Subordinated Debentures, respectively.

The Registrant covenants in each New Replacement Capital Covenant that the Registrant will not repay, redeem or purchase, nor shall any of its subsidiaries purchase, the applicable series of Junior Subordinated Debentures prior to the scheduled termination date of that New Replacement Capital Covenant, which is the same as the scheduled termination date of the Original Replacement Capital Covenant that it replaced (or such earlier date on which that New Replacement Capital Covenant terminates by its terms), unless, subject to certain limitations, since the date 360 days prior to the date of that repayment, redemption or purchase the Registrant has received a specified amount of net cash proceeds from the sale of common stock or certain other qualifying securities that have certain characteristics that are at least as equity-like as the applicable characteristics of the applicable series of Junior Subordinated Debentures, or the Registrant or its subsidiaries have issued a specified amount of common stock in connection with the conversion or exchange of certain convertible or exchangeable securities.

The Registrant may amend or supplement the New Replacement Capital Covenants from time to time after obtaining the consent of the holders of a majority of the then-outstanding principal amount of the then-effective series of “covered debt”, and, under certain conditions, without such consent.

The Registrant’s covenants in the New Replacement Capital Covenants initially run to the benefit of the holders of the 2018 Senior Debentures, but the 2018 Senior Debentures will cease to be “covered debt”, and those holders will not be entitled to the benefit of the New Replacement Capital Covenants, beginning two years prior to the stated maturity of the 2018 Senior Debentures or such earlier date as the outstanding principal amount of the 2018 Senior Debentures is less than $100,000,000 as a result of any redemption or repurchase of 2018 Senior Debentures by the Registrant or its subsidiaries. The New Replacement Capital Covenants are also not a term of the 2018 Senior Debentures or the Senior Indenture, as supplemented, under which the 2018 Senior Debentures were issued.  The New Replacement Capital Covenants are the separate contractual arrangements of the Registrant.

The New Replacement Capital Covenants are filed as Exhibits 4.9 and 4.10 hereto and are incorporated by reference herein.

Section 9 – Financial Statements and Exhibit

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

4.1	Subordinated Indenture, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 9, 1996, and incorporated herein by reference).

4.2

Third Supplemental Indenture, between the Registrant and the Trustee (attached as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed November 23, 1999, and incorporated herein by reference).

4.3

Fourth Supplemental Indenture, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed June 14, 2000, and incorporated herein by reference).

4.4	Seventh Supplemental Indenture, between the Registrant and the Trustee.

4.5	Form of Security Certificate representing the Debentures (included in Exhibit 4.4).

4.6	Series A Replacement Capital Covenant (attached as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed May 10, 2007, and incorporated herein by reference).

4.7	Series B Replacement Capital Covenant (attached as Exhibit 4.4 to the Registrant’s Current Report on Form 8-K filed May 10, 2007, and incorporated herein by reference).

4.8	Termination of Replacement Capital Covenants.

4.9	Second Series A Replacement Capital Covenant.

4.10	Second Series B Replacement Capital Covenant.

5.1	Opinion of Willkie Farr & Gallagher LLP.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
Name:	Jennifer M. Hager
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: January 10, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

4.1	Subordinated Indenture, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 9, 1996, and incorporated herein by reference).

4.2

Third Supplemental Indenture, between the Registrant and the Trustee (attached as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed November 23, 1999, and incorporated herein by reference).

4.3

Fourth Supplemental Indenture, between the Registrant and the Trustee (attached as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed June 14, 2000, and incorporated herein by reference).

4.4	Seventh Supplemental Indenture, between the Registrant and the Trustee.

4.5	Form of Security Certificate representing the Debentures (included in Exhibit 4.4).

4.6	Series A Replacement Capital Covenant (attached as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed May 10, 2007, and incorporated herein by reference).

4.7	Series B Replacement Capital Covenant (attached as Exhibit 4.4 to the Registrant’s Current Report on Form 8-K filed May 10, 2007, and incorporated herein by reference).

4.8	Termination of Replacement Capital Covenants.

4.9	Second Series A Replacement Capital Covenant.

4.10	Second Series B Replacement Capital Covenant.

5.1	Opinion of Willkie Farr & Gallagher LLP.

8.1	Tax Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1).